UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 9, 2007

ABRAXIS BIOSCIENCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-33407	68-0389419
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11755 Wilshire Boulevard, Suite 2000

Los Angeles, California 90025

(Address of Principal Executive Offices) (Zip Code)

(310) 883-1300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 9, 2007, Abraxis BioScience, Inc. (the “Company”) issued a press release announcing its financial results for the three and six months ended June 30, 2007. A copy of the press release is furnished (but not filed) as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In addition to reporting financial results in accordance with generally accepted accounting principles (“GAAP”), the Company presented certain non-GAAP financial measures, including adjusted net income per diluted share and adjusted EBITDA. Adjusted net income per diluted share is comprised of reported diluted earnings per share excluding the impact of merger-related non-cash amortization of intangible assets, direct merger and separation-related costs, non-cash stock compensation expense, minority interests and non-cash amortization of acquired intangible assets. Adjusted EBITDA is defined as GAAP net income excluding the impact of depreciation and amortization, interest expense net of interest income and other income, income tax expense, stock-based compensation expense, merger costs, merger related in-process research and development charge, separation-related costs, minority interests, equity in net income of Drug Source Company, LLC and pre-launch costs associated with the Puerto Rico manufacturing facility. The Company believes that its presentation of non-GAAP financial measures provides useful supplementary information to investors in understanding the underlying operating performance of the Company and facilitates additional analysis by investors. The Company also uses these non-GAAP financial measures internally for operating, budgeting and financial planning purposes. The Company also believes that its presentation of non-GAAP financial measures can assist management and investors in assessing the financial operating performance and underlying strength of its core business. The non-GAAP financial measures presented by the Company may not be comparable to similarly titled measures reported by other companies. The non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance calculated in accordance with GAAP. Reconciliations of GAAP net income to adjusted net income and GAAP net income to adjusted EBITDA are included in the press release.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
99.1	Press release issued by Abraxis BioScience, Inc., dated August 9, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABRAXIS BIOSCIENCE, INC.

Date: August 9, 2007	By:	/s/ Lisa Gopalakrishnan
Lisa Gopalakrishnan
Chief Financial Officer

Index to Exhibits

Exhibit	Description
99.1	Press release issued by Abraxis BioScience, Inc., dated August 9, 2007